Exhibit 32.1

                    KMA GLOBAL SOLUTIONS INTERNATIONAL, INC.
               FORM 10-QSB FOR THE QUARTER ENDED OCTOBER 31, 2006
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report (the "report") of KMA Global Solutions International, Inc. (the "Company") on Amendment No. 1 to Form 10-QSB for the period ended October 31, 2006, as filed with the Securities and Exchange Commission, Jeffrey D. Reid, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                             /s/ Jeffrey D. Reid
                             -------------------
                             Jeffrey D. Reid
                             Chief Executive Officer and Chief Financial Officer

Date:  December 15, 2006